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                                                                   Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the incorporation by reference in the Registration
Statement on Form S-8 (no. 333-.......) of DSL.net, Inc., of our report dated
May 26, 1999, except as to the stock dividend described in Note 8 which is as of July 21, 1999, relating to the financial statements and financial statement schedule which appears in this Registration Statement on Form S-1.

PricewaterhouseCoopers LLP
Hartford, Connecticut
October 4, 1999